SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 Schedule 13E-3
                        RULE 13e-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                 Amendment No. 9

                        Real Estate Associates Limited V
                              (Name of the Issuer)

                        Real Estate Associates Limited V
                     National Partnership Investments Corp.
                          Casden Investment Corporation
                              Charles H. Boxenbaum
                                 Bruce E. Nelson
                                 Henry C. Casden
                                 Alan I. Casden
                      (Name of Person(s) Filing Statement)

                          Limited Partnership Interests
                         (Title of Class of Securities)

                                    75585108
                      (CUSIP Number of Class of Securities)

                             STEVEN A. FISHMAN, ESQ.
                                BATTLE FOWLER LLP
                               75 EAST 55th STREET
                            NEW YORK, NEW YORK 10022
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
             Communications on Behalf of Person(s) Filing Statement)

                   This Statement is filed in connection with
                          (check the appropriate box):
a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. [ ]  The filing of a registration statement under the Securities Act of 1933.
c. [ ]  A tender offer.
d. [ ]  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]
                            Calculation of Filing Fee

$1,571,673.00                                     $ 314.00
Transaction Valuation*                         Amount of filing fee

* For purposes of calculating the filing fee only. The filing fee was calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, and equals 1/50 of one percent of the value of the cash being paid in connection with the transaction.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

Amount Previously Paid:    $314.00
Form or Registration No:   Schedule 13E-3
Filing Party:              Real Estate Associates Limited V
Date Filed:                January 23, 1998

                                   SIGNATURES


After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated:               , 1998

                                        REAL ESTATE ASSOCIATES LIMITED V
                                        By Its General Partners

                                        NATIONAL PARTNERSHIP INVESTMENTS CORP.


                                            By:/s/Alan I. Casden
                                               --------------------------------
                                               Alan I. Casden
                                               Vice-Chairman

                                            CASDEN INVESTMENT CORPORATION


                                            By:/s/Alan I. Casden
                                               --------------------------------
                                               Alan I. Casden
                                               Chairman


                                               /s/Henry C. Casden
                                               --------------------------------
                                               Henry C. Casden


                                               /s/Alan I. Casden
                                               --------------------------------
                                               Alan I. Casden


                                               /s/Charles H. Boxenbaum
                                               --------------------------------
                                               Charles H. Boxenbaum


                                                /s/Bruce E. Nelson
                                               --------------------------------
                                               Bruce E. Nelson